[GRAPHIC: U.S. GLOBAL INVESTORS, INC. LOGO]




July 30, 2002



U.S. Global Investors Funds
7900 Callaghan Road
San Antonio, TX 78229

RE: FUND EXPENSE CAPS

This is to confirm and acknowledge that U.S. Global Investors, Inc. hereby agrees to limit total operating expenses of each of the funds listed below to not exceed the percentage of average net assets set forth below on an annualized basis through June 30, 2003.

                                                           PERCENTAGE OF
                 FUND                                    AVERAGE NET ASSETS
---------------------------------------                  ------------------
All American Equity Fund                                       1.50%
Tax Free Fund                                                  0.70%
Near-Term Tax Free Fund                                        0.70%
U.S. Government Securities Savings Fund                        0.45%

Sincerely,


/S/ Frank E. Holmes


Frank E. Holmes
Chief Executive Officer



                                                        7900 Callaghan Road
                                                        ........................
                                                        MAIL ADDRESS:
                                                        P.O. Box 781234
                                                        San Antonio, Texas
                                                        78278-1234
                                                        ........................
                                                        Tel 210-308-1234
                                                        ........................
                                                        1-800-US-FUNDS
                                                        ........................
                                                        Fax 210-308-1230
                                                        ........................
                                                        email shsvc@usfunds.com
                                                        ........................
                                                        www.usfunds.com